A Strategy of Dynamic growth Investor Presentation | 2nd Quarter 2016 Update Exhibit 99.1

Certain statements in this Investor Presentation may be regarded as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain forward-looking statements discuss the Company’s plans, strategies and intentions, and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. All statements other than statements of historical fact are “forward–looking statements” for purposes of federal and state securities laws. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These forward-looking statements are based on various assumptions and the current expectations of the management of the Company, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Certain factors may cause actual results to differ significantly from these forward-looking statements. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of the Company. Major risks, uncertainties and assumptions include, but are not limited to, risks relating to: the Company’s capital and financing needs and availability; any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the Company’s ability to integrate and operate assets successfully after the closing of an acquisition; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and the strength of the U.S. dollar; and other factors. However, it is not possible to predict or identify all such factors. In addition, the Company has disclosed under the heading “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Annual Report”), filed with the U.S. Securities and Exchange Commission on February 19, 2016, the risk factors which materially affect its business, financial condition and operating results. Investors are encouraged to review the Annual Report for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Forward-Looking Statements

Top-25 U.S. homebuilder(1) 13 consecutive years of profitability Since founding in 2002 Attractive land positions in 152 communities(2) 14,043 lots owned and controlled(2) 91 active selling communities(2) Focused on markets with exceptional growth potential Strategically located in attractive major metropolitan markets, across Denver, Northern Colorado, and Colorado Springs, CO; Austin, San Antonio and Houston, TX; Las Vegas, NV, Atlanta, GA and Salt Lake City, UT. A Premier Homebuilder OF QUALITY HOMES Based on 2015 home deliveries, as ranked by BUILDER Online. As of June 30, 2016

Management team Seasoned and aligned DALE FRANCESCON CHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER Co-founder of CCS Owns 13% of CCS 25+ years of homebuilding ROBERT FRANCESCON PRESIDENT AND CO-CHIEF EXECUTIVE OFFICER Co-founder of CCS Owns 13% of CCS 25+ years of homebuilding DAVID MESSENGER CHIEF FINANCIAL OFFICER Joined CCS in 2013 Former CAO/CFO of UDR

Key Highlights Superior Financial Performance Diversified Operating Strategy Strong and Growing Geographical Footprint Seasoned and Aligned Management Team Attractive and Well-Located Land Positions Capacity to Execute Growth Strategy

$9.8 $16.1 $33.1 $42.5 YTD 2Q13 YTD 2Q14 YTD 2Q15 YTD 2Q16 $6.5 $10.1 $19.0 $25.5 2Q13 2Q14 2Q15 2Q16 $ 66 .0 129.5 $345.5 $443.7 YTD 2Q13 YTD 2Q14 YTD 2Q15 YTD 2Q16 $41.3 $79.9 $189.1 $259.6 2Q13 2Q14 2Q15 2Q16 $6.9 $8.7 $16.1 $21.1 YTD 2Q13 YTD 2Q14 YTD 2Q15 YTD 2Q16 $3.9 $5.3 $9.8 $13.1 2Q13 2Q14 2Q15 2Q16 Track Record OF Profitable growth Total Revenue ($mm) Net Income ($mm) Adjusted EBITDA ($mm) +665% +550% +758% +529% +572% +293% +334% +207% +236%

Q2 2016 Highlights REVENUES $259.6m “$70.6m (38%) vs Q2 2015 Avg Selling Price $334,900 PRE-TAX INCOME $19.1m “$4.7m (32%) vs Q2 2015 ADJUSTED EBITDA $25.5m “$5.6m (28%) vs Q2 2015 Overhead as % of home sales revenues 12.2% NET INCOME $13.1m “$3.3m (34%) vs Q2 2015 BACKLOG 1,070 homes Avg Sales Price $380,100 Backlog $$ value: $406.7m (“17% y/y) NEW HOME CONTRACTS 869 homes “151 (21%) vs Q2 2015 Contract $$ Value: $302.6m

Q2 Year-To-Date Highlights REVENUES $443.7m “$98.2m (28%) vs Q2YTD 2015 Avg Selling Price $335,300 PRE-TAX INCOME $31.5m “$7.6m (32%) vs Q2YTD 2015 ADJUSTED EBITDA $42.5m “$9.4m (28%) vs Q2YTD 2015 Overhead as % of home sales revenues 12.9% NET INCOME $21.0m “$5.0m (31%) vs Q2YTD 2015 BACKLOG $406.7m Avg Sales Price $380,100 1,070 homes NEW HOME CONTRACTS 1,663 homes “239 (17%) vs Q2YTD 2015 Contract $$ Value: $573.9m

Full Year 2015 Highlights REVENUES $734.5m “$372.1m (103%) vs 2014 Avg Selling Price $302,140 PRE-TAX INCOME $60.3m “$29.3m (95%) vs 2014 ADJUSTED EBITDA $77.8m “$36.8m (90%) vs 2014 Overhead as % of home sales revenues 12.1% (120 bps improvement y/y) NET INCOME $39.9m “$19.9m (100%) vs 2014 BACKLOG 714 homes Avg Sales Price $379,745 Backlog $$ value: $271.1 million (“10% y/y) HOME DELIVERIES 2,401 homes “1,355 (130%) vs 2014

Larger, faster growing homebuilding operations driving better SG&A leverage and stronger returns on equity vs peer group Source: SNL, Peer average includes AVHI, LGIH, NWHM, UCP, WCIC, WLH S,G&A as % of Homebuilding Revenues Return on Equity New Home Contracts Home Deliveries ONE OF THE LARGEST AND FASTEST GROWING NEWLY PUBLIC HOMEBUILDERS

2012 Operating Highlights Net New Home Orders: 415 Deliveries: 336 ASP: $286k Revenues: $96.0m Net Income: $6.1m Inventories: $77.3m Owned/Controlled Lots: 3,072 Cycle-Tested Management Team Demonstrated long term track record of profitability through multiple housing cycles 2013 Operating Highlights Net New Home Orders: 406 Deliveries: 448 ASP: $382k Revenues: $171.1m Net Income: $12.4m Inventories: $184.1m Owned/Controlled Lots: 8,341 2014 Operating Highlights Net New Home Orders: 1,042 Deliveries: 1,046 ASP: $336k Revenues: $362.4m Net Income: $20.0m Inventories: $556.3m Owned/Controlled Lots: 11,463 2015 Operating Highlights Net New Home Orders: 2,356 Deliveries: 2,401 ASP: $302k Revenues: $734.5m Net Income: $39.9m Inventories: $810.1m Owned/Controlled Lots: 13,160 Q2YTD 2016 Operating Highlights Net New Home Orders: 1,663 Deliveries: 1,307 ASP: $335k Revenues: $443.7m Net Income: $21.1m Inventories: $869.7m Owned/Controlled Lots: 14,043 2002 - 2012 2013 2014 2015 2016 Century Communities formed in 2002 Colorado based homebuilder with communities in Denver, Northern Colorado and Colorado Springs Raised $241.5m of 144A equity Acquired Jimmy Jacobs Homes in Central Texas for $15.7m Acquired LVLH in Las Vegas for $165m Raised $200m of senior unsecured notes Raised $92m of IPO equity Acquired Grand View Builders in Houston for $13m Acquired Peachtree Communities in Atlanta for $57m Raised $60m of senior unsecured notes Expanded unsecured line of credit to $300m with $100m accordion feature Entered the Salt Lake City market

Diverse & Growing Economies Focus on metros with robust economic, job, and population growth Markets characterized by strong demand, constrained supply, and healthy projected price appreciation Premier Locations & Amenities Locations with excellent access to jobs, transport, schools and lifestyle centers Premium amenities including expansive parks, pools and recreational amentities Broadly Targeted Customers First time homebuyer, first and second move-up, lifestyle buyer Multiple price points allow for maximized profitability Broad product offering with cutting edge designs Diversified Operating Strategy Best-in-class diversified product offering targeting wide range of customer demographics

COLORADO DIVISION* 2016 Net Sales(1): 460 2016 Deliveries(1): 377 Open Communities(1): 27 Inventories(1)(2): $286.1m Lots Owned(1): 2,690 Lots Controlled(1): 641 Months’ Supply(3): Denver: 1.1 months Colorado Springs: 2.8 months As of June 30, 2016 Excludes corporate inventories Months’ supply is as of June 30, 2016 and represents that particular market’s inventory of new and resale homes Entered the Utah market in May 2016 with the acquisition of 47 lots. Additionally control 207 lots LAS VEGAS DIVISION CENTRAL TEXAS DIVISION* 2016 Net Sales(1): 256 2016 Deliveries(1): 133 Open Communities(1): 10 Inventories(1)(2): $207.6m Lots Owned(1): 1,771 Lots Controlled(1): 107 Months’ Supply(3): 5.7 months 2016 Net Sales(1): 119 2016 Deliveries(1): 114 Open Communities(1): 16 Inventories(1)(2): $114.4m Lots Owned(1): 1,308 Lots Controlled(1): 340 Months’ Supply(3): Austin: 2.0 months San Antonio: 3.5 months HOUSTON DIVISION 2016 Net Sales(1): 71 2016 Deliveries(1): 74 Open Communities(1): 8 Inventories(1)(2): $28.9m Lots Owned(1): 205 Lots Controlled(1): 361 Months’ Supply(3): 3.0 months ATLANTA DIVISION 2016 Net Sales(1): 775 2016 Deliveries(1): 609 Open Communities(1): 29 Inventories(1)(2): $201.0m Lots Owned(1): 2,861 Lots Controlled(1): 3,238 Months’ Supply(3): 3.2 months *(Denver, Northern Colorado & Colorado Springs) *(Austin & San Antonio) Strong and Growing Geographic Footprint in Attractive Markets Five states, nine active MSAs, 152 total communities, significant U.S. expansion opportunity UTAH(4) DIVISION* 2016 Net Sales(1): 2 2016 Deliveries(1): - Open Communities(1): 1 Inventories(1)(2): $5.0m Lots Owned(1): 47 Lots Controlled(1): 474 Months’ Supply(3): 2.4 months *(Salt Lake City)

Operational Leverage on Expanding Footprint Growing deliveries and controlling fixed cost base to drive incremental profit

Successful Track Record Expansion Through Acquisitions Well-recognized private homebuilder in Austin and San Antonio, Texas Wide product range from first time move-up to “semi-custom” homes priced from under $300,000 to over $1,000,000 Acquired 166 lots (116 lots were under contract) and 95 homes under construction in the Austin and San Antonio markets SEPTEMBER 2013 JIMMY JACOBS HOMES APRIL 2014 LAS VEGAS LAND HOLDINGS A private homebuilder and land developer in Las Vegas, Nevada A range of products that target first and second time move-up and second home buyers, with prices ranging from $215,000 to $500,000 Acquired 1,761 lots in the Las Vegas market AUGUST 2014 GRAND VIEW BUILDERS Acquired Grand View Builders, Grand View Builders Custom Homes and SWMJ Construction, collectively, “Grand View”; a private homebuilder in Houston, Texas Product range targeted at first time and first move-up homebuyers priced from low $200,000’s to over $525,000 Acquired 84 homes in backlog and 601 owned and controlled lots in the Houston market NOVEMBER 2014 PEACHTREE COMMUNITIES Private, well-established and considered the #2 homebuilder in the Atlanta, Georgia market A range of products targeted at first time and first move-up homebuyers priced near the mid $200,000’s Acquired 2,120 owned and controlled lots within 36 communities in the Atlanta market

Strong Lot Inventory With Land Sourcing And Evaluation Capabilities Represents total lots owned and controlled as of June 30, 2016 divided by the midpoint of closing guidance reconfirmed on August 2, 2016 TOTAL INVENTORY $ VALUE Evaluate land opportunities based on contribution to overall profitability Ability to take land through entitlement and development Century does not own any unentitled land Structuring flexibility through land option contracts Holds 5.1 years’ supply of land as of June 30, 2016(1) ample supply of land and Well-Located Lots LOT INVENTORY(2)   Owned Controlled Total Colorado 2,690 641 3,331 Central Texas 1,308 340 1,648 Las Vegas 1,771 107 1,878 Houston 205 361 566 Atlanta Utah 2,861 47 3,238 474 6,099 521 Total Consolidated 8,882 5,161 14,043

Capacity to Execute Growth Strategy $170.8 million of liquidity(1) $260 million senior unsecured notes 6.875% coupon Matures May 15, 2022 Moody’s and S&P ratings of B3 / B, respectively(2) $300 million unsecured revolver, with a $100 million accordion feature Available liquidity calculated as cash and equivalents plus closed home receivables and availability on the revolving credit facility, excluding the $100 accordion feature. Reaffirmed April 2016. SUMMARY BALANCE SHEET / CAPITALIZATION $ MILLIONS  June 30, 2016 Cash $10.7 Inventories 869.7 Total Assets 971.1 Debt: Revolving Credit Facility 160.0 Senior Unsecured Notes Due 2022 260.0 Other (7.1) Total Debt 412.9 Total Liabilities 540.3 Total Equity 430.8 Credit Metrics   Available Liquidity(1) $170.8 Net Debt / Net Book Capitalization 47.0% Debt / Book Capitalization 48.9% Cash + Inventories / Debt 2.2x

Strengthened Backlog Positions Company to Execute Growth Strategy At June 30, 2016 1,070 homes in backlog with a total dollar value of $406.7 million and average sales price of $380,100 as of June 30, 2016 Increased backlog dollar value 17% since June 30, 2015 Increased backlog average sales price 10% since June 30, 2015 Growing backlog value positions Century for continued solid improvement in profitability Positioned for further expansion of backlog in new and existing markets Rapidly growing backlog reflects continued new community openings in existing markets and expansion into new markets BACKLOG DOLLAR VALUE BY DIVISION(1)

Historical Operating Performance Demonstrated history of substantial growth in operating metrics NEW HOME ORDERS TOTAL REVENUE ($MM) ENDING SELLING COMMUNITIES HOME DELIVERIES BACKLOG VALUE ($MM) ADJUSTED EBITDA ($MM)

Historical Financial Performance

Historical Financials Purchase price accounting for acquired work in process inventory.

Historical Financials Purchase price accounting for acquired work in process inventory.